Transaction Monetary Assets Held for Clients	12 Months Ended
Dec. 31, 2017
Transaction Monetary Assets Held For Clients [Abstract]
TRANSACTION MONETARY ASSETS HELD FOR CLIENTS

Note 3 - TRANSACTION MONETARY ASSETS HELD FOR CLIENTS

The balance represents the deposits for clients for forex trading in the forex trading platforms of London Multi Asset Exchange, Interactive Brokers and Saxo Bank. It consists of cash held on behalf of clients to fund client liabilities in connection with the trading positions. Included in this balance are funds deposited by clients and funds accruing to clients as a result of settled trades. The Company records a corresponding liability in connection with this amount in deposits payable to clients. Usually these balances can be converted into cash immediately without restriction.